Nature of activities	12 Months Ended
Dec. 31, 2022
Nature Of Activities [Abstract]
Nature of activities [Text Block]

1. Nature of activities

Osisko Gold Royalties Ltd and its subsidiaries (together, "Osisko" or the "Company") are engaged in the business of acquiring and managing precious metal and other high-quality royalties, streams and similar interests. Osisko is a public company, traded on the Toronto Stock Exchange and the New York Stock Exchange, constituted under the Business Corporations Act (Québec) and domiciled in the Province of Québec, Canada. The address of its registered office is 1100, avenue des Canadiens-de-Montréal, Suite 300, Montréal, Québec. The Company owns a portfolio of royalties, streams, offtakes, options on royalty/stream financings and exclusive rights to participate in future royalty/stream financings on various projects. The Company's cornerstone asset is a 5% net smelter return ("NSR") royalty on the Canadian Malartic mine, located in Canada.